                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                   Distribution Date:   5/17/99

Section 5.2 - Supplement                                         Class A          Class B        Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00              0.00              0.00                0.00

(ii)   Monthly Interest Distributed                           6,292,222.22        547,163.54        740,169.96        7,579,555.72
       Deficiency Amounts                                             0.00              0.00                                  0.00
       Additional Interest                                            0.00              0.00                                  0.00
       Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)  Collections of Principal Receivables                 168,275,758.12     14,022,899.71     18,029,625.64      200,328,283.47

(iv)   Collections of Finance Charge Receivables             20,808,117.51      1,733,999.88      2,229,451.07       24,771,568.46

(v)    Aggregate Amount of Principal Receivables                                                                 18,471,318,946.69

                                    Investor Interest     1,400,000,000.00    116,666,000.00    150,000,666.67    1,666,666,666.67
                                    Adjusted Interest     1,400,000,000.00    116,666,000.00    150,000,666.67    1,666,666,666.67

                                               Series
       Floating Investor Percentage             9.02%                84.00%             7.00%             9.00%             100.00%
       Fixed Investor Percentage                9.02%                84.00%             7.00%             9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.17%
               30 to 59 days                                                                                                  1.21%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.78%
                                                                                                                 -----------------
                                      Total Receivables                                                                     100.00%

(vii)  Investor Default Amount                                6,847,048.94        570,584.15        733,615.65        8,151,248.74

(viii) Investor Charge-Offs                                           0.00              0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00              0.00

(x)    Servicing Fee                                          1,166,666.67         97,221.67        125,000.56        1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        11.97%

(xii)  Reallocated Monthly Principal                                                    0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)       1,400,000,000.00    116,666,000.00    150,000,666.67    1,666,666,666.67

(xiv)  LIBOR                                                                                                               4.92625%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                       19,641,450.84      1,636,778.22      2,104,450.51       23,382,679.57

(xxii) Certificate Rate                                            5.05625%          5.27625%          5.55125%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                  Distribution Date: 5/17/99

Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               5,127,722.22      444,345.68      610,733.79         6,182,801.69
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                     138,226,515.60   11,518,836.23   14,810,023.87       164,555,375.70

(iv)   Collections of Finance Charge Receivables                 17,092,382.24    1,424,360.23    1,831,331.62        20,348,074.09

(v)    Aggregate Amount of Principal Receivables                                                                  18,471,318,946.69

                                          Investor Interest   1,150,000,000.00   95,833,000.00  123,214,619.00     1,369,047,619.00
                                          Adjusted Interest   1,150,000,000.00   95,833,000.00  123,214,619.00     1,369,047,619.00

                                                  Series
       Floating Investor Percentage                 7.41%                84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                    7.41%                84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.17%
               30 to 59 days                                                                                                   1.21%
               60 to 89 days                                                                                                   0.84%
               90 or more days                                                                                                 1.78%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    5,624,361.63      468,695.17      602,611.80         6,695,668.61

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                958,333.33       79,860.83      102,678.85         1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         11.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)           1,150,000,000.00   95,833,000.00  123,214,619.00     1,369,047,619.00

(xiv)  LIBOR                                                                                                                4.92625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           16,134,048.90    1,344,499.40    1,728,652.77        19,207,201.08

(xxii) Certificate Rate                                                5.01625%        5.21625%        5.57625%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                                                                  Distribution Date: 5/17/99
                                                                                                        Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               7,875,000.00      458,095.13      568,694.50         8,901,789.62
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                     180,295,455.13   10,244,027.17   14,341,716.77       204,881,199.06

(iv)   Collections of Finance Charge Receivables                 22,294,411.61    1,266,723.88    1,773,423.17        25,334,558.66

(v)    Aggregate Amount of Principal Receivables                                                                  18,471,318,946.69

                                          Investor Interest   1,500,000,000.00   85,227,000.00  119,318,455.00     1,704,545,455.00
                                          Adjusted Interest   1,500,000,000.00   85,227,000.00  119,318,455.00     1,704,545,455.00

                                                   Series
       Floating Investor Percentage                  9.23%               88.00%           5.00%           7.00%              100.00%
       Fixed Investor Percentage                     9.23%               88.00%           5.00%           7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.17%
               30 to 59 days                                                                                                   1.21%
               60 to 89 days                                                                                                   0.84%
               90 or more days                                                                                                 1.78%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    7,336,123.87      416,823.89      583,556.64         8,336,504.40

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                              1,250,000.00       71,022.50       99,432.05         1,420,454.55

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         11.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)           1,500,000,000.00   85,227,000.00  119,318,455.00     1,704,545,455.00

(xiv)  LIBOR                                                                                                                4.92625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                           21,044,411.61    1,195,701.38    1,673,991.12        23,914,104.11

(xxii) Certificate Rate                                                6.30000%        6.45000%        5.42625%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                                                                  Distribution Date: 5/17/99
                                                                                                        Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                                       0.00       97,706.77      135,150.49           232,857.26
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                      30,049,242.52    2,504,063.48    3,219,601.81        35,772,907.81

(iv)   Collections of Finance Charge Receivables                  3,715,735.27      309,639.65      398,119.45         4,423,494.37

(v)    Aggregate Amount of Principal Receivables                                                                  18,471,318,946.69

                                          Investor Interest     250,000,000.00   20,833,000.00   26,786,048.00       297,619,048.00
                                          Adjusted Interest     250,000,000.00   20,833,000.00   26,786,048.00       297,619,048.00

                                                   Series
       Floating Investor Percentage                  1.61%               84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                     1.61%               84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.17%
               30 to 59 days                                                                                                   1.21%
               60 to 89 days                                                                                                   0.84%
               90 or more days                                                                                                 1.78%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    1,222,687.31      101,888.98      131,003.84         1,455,580.13

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                208,333.33       17,360.83       22,321.71           248,015.87

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         11.99%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             250,000,000.00   20,833,000.00   26,786,048.00       297,619,048.00

(xiv)  LIBOR                                                                                                                4.92625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                           1,411,875.00                                         1,411,875.00

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall                                                                                  0.00

(xix)  Interest Funding Account Investment Proceeds                                                                        5,358.56

(xix)  Available Funds                                            3,512,760.50      292,278.82      375,797.75         4,180,837.06

(xx)   Certificate Rate                                                6.77700%        5.27625%        5.67625%

-----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                                  Distribution Date: 5/17/99
                                                                                                        Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               2,712,666.67      234,944.44      312,214.29         3,259,825.40
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                      72,118,182.05    6,009,848.50    7,726,948.16        85,854,978.72

(iv)   Collections of Finance Charge Receivables                  8,917,764.65      743,147.05      955,474.79        10,616,386.49

(v)    Aggregate Amount of Principal Receivables                                                                  18,471,318,946.69

                                          Investor Interest     600,000,000.00   50,000,000.00   64,285,715.00       714,285,715.00
                                          Adjusted Interest     600,000,000.00   50,000,000.00   64,285,715.00       714,285,715.00

                                                   Series
       Floating Investor Percentage                  3.87%               84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                     3.87%               84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.17%
               30 to 59 days                                                                                                   1.21%
               60 to 89 days                                                                                                   0.84%
               90 or more days                                                                                                 1.78%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    2,934,449.55      244,537.46      314,405.31         3,493,392.32

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                500,000.00       41,666.67       53,571.43           595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         11.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             600,000,000.00   50,000,000.00   64,285,715.00       714,285,715.00

(xiv)  LIBOR                                                                                                                4.92625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            8,417,764.65      701,480.39      901,903.36        10,021,148.40

(xxii) Certificate Rate                                                5.08625%        5.28625%        5.52625%

------------------------------------------------------------------------------------------------------------------------------------

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                                 Distribution Date:  5/17/99
                                                                                                       Period Type:  Revolving
Section 5.2 - Supplement                                        Class A           Class B         Collateral           Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00              0.00              0.00                0.00

(ii)   Monthly Interest Distributed                           2,580,833.33        151,230.58        197,140.61        2,929,204.52
       Deficiency Amounts                                             0.00              0.00                                  0.00
       Additional Interest                                            0.00              0.00              0.00                0.00
       Accrued and Unpaid Interest                                                                                            0.00

(iii)  Collections of Principal Receivables                  60,098,485.04      3,414,675.72      4,780,572.34       68,293,733.10

(iv)   Collections of Finance Charge Receivables              7,431,470.54        422,241.29        591,141.07        8,444,852.90

(v)    Aggregate Amount of Principal Receivables                                                                 18,471,318,946.69

                                    Investor Interest       500,000,000.00     28,409,000.00     39,772,819.00      568,181,819.00
                                    Adjusted Interest       500,000,000.00     28,409,000.00     39,772,819.00      568,181,819.00

                                           Series
       Floating Investor Percentage         3.08%                    88.00%             5.00%             7.00%             100.00%
       Fixed Investor Percentage            3.08%                    88.00%             5.00%             7.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.17%
               30 to 59 days                                                                                                  1.21%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.78%
                                                                                                                 -----------------
                                   Total Receivables                                                                        100.00%

(vii)  Investor Default Amount                                2,445,374.62        138,941.30        194,518.88        2,778,834.80

(viii) Investor Charge-Offs                                           0.00              0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00              0.00

(x)    Servicing Fee                                            416,666.67         23,674.17         33,144.02          473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        11.97%

(xii)  Reallocated Monthly Principal                                                    0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)         500,000,000.00     28,409,000.00     39,772,819.00      568,181,819.00

(xiv)  LIBOR                                                                                                               4.92625%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                        7,014,803.87        398,567.13        557,997.05        7,971,368.05

(xxii) Certificate Rate                                            6.19400%          6.38800%          5.57625%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                                                                   Distribution Date:   5/17/99
                                                                                                         Period Type:   Revolving
Section 5.2 - Supplement                                        Class A           Class B        Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00              0.00              0.00                0.00

(ii)   Monthly Interest Distributed                          10,082,223.11        306,737.67        411,527.01       10,800,487.80
       Deficiency Amounts                                             0.00              0.00                                  0.00
       Additional Interest                                            0.00              0.00                                  0.00
       Accrued and Unpaid Interest                                                                        0.00                0.00

(iii)  Collections of Principal Receivables                  96,157,576.07      8,013,051.21     10,302,677.64      114,473,304.92

(iv)   Collections of Finance Charge Receivables             11,890,352.86        990,852.83      1,273,976.30       14,155,181.99

(v)    Aggregate Amount of Principal Receivables                                                                 18,471,318,946.69

                                     Investor Interest      800,000,000.00     66,666,000.00     85,714,953.00      952,380,953.00
                                     Adjusted Interest      800,000,000.00     66,666,000.00     85,714,953.00      952,380,953.00

                                             Series
       Floating Investor Percentage           5.16%                  84.00%             7.00%             9.00%             100.00%
       Fixed Investor Percentage              5.16%                  84.00%             7.00%             9.00%             100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       96.17%
               30 to 59 days                                                                                                  1.21%
               60 to 89 days                                                                                                  0.84%
               90 or more days                                                                                                1.78%
                                                                                                                 -----------------
                                        Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                                3,912,599.40        326,046.69        419,210.34        4,657,856.43

(viii) Investor Charge-Offs                                           0.00              0.00              0.00                0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00              0.00

(x)    Servicing Fee                                            666,666.67         55,555.00         71,429.13          793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.00%

(xii)  Reallocated Monthly Principal                                                    0.00              0.00                0.00

(xiii) Closing Investor Interest (Class A Adjusted)         800,000,000.00     66,666,000.00     85,714,953.00      952,380,953.00

(xiv)  LIBOR                                                                                                               4.92625%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvi)  Interest Funding Account Balance                       6,532,669.33                                            6,532,669.33

(xvi)  Accumulation Shortfall                                                                                                 0.00

(xvii) Principal Funding Investment Proceeds                                                                                  0.00

(xviii)Principal Investment Funding Shortfall                                                                                 0.00

(xix)  Interest Funding Account Investment Proceeds                                                                      25,141.71

(xix)  Available Funds                                       17,781,497.24        935,297.83      1,202,547.17       19,919,342.24

(xx)   Certificate Rate                                            4.99156%          5.17625%          5.40125%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                                  Distribution Date: 5/17/99
                                                                                                        Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               3,000,000.00      174,711.25      233,618.14         3,408,329.39
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00            0.00                 0.00
       Accrued and Unpaid Interest                                                                                             0.00

(iii)  Collections of Principal Receivables                      72,118,182.05    4,097,514.71    5,736,782.86        81,952,479.62

(iv)   Collections of Finance Charge Receivables                  8,917,764.65      506,677.66      709,381.16        10,133,823.46

(v)    Aggregate Amount of Principal Receivables                                                                  18,471,318,946.69

                                          Investor Interest     600,000,000.00   34,090,000.00   47,728,182.00       681,818,182.00
                                          Adjusted Interest     600,000,000.00   34,090,000.00   47,728,182.00       681,818,182.00

                                                   Series
       Floating Investor Percentage                  3.69%               88.00%           5.00%           7.00%              100.00%
       Fixed Investor Percentage                     3.69%               88.00%           5.00%           7.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.17%
               30 to 59 days                                                                                                   1.21%
               60 to 89 days                                                                                                   0.84%
               90 or more days                                                                                                 1.78%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    2,934,449.55      166,725.64      233,426.57         3,334,601.76

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                500,000.00       28,408.33       39,773.49           568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         11.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             600,000,000.00   34,090,000.00   47,728,182.00       681,818,182.00

(xiv)  LIBOR                                                                                                                4.92625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            8,417,764.65      478,269.33      669,607.67         9,565,641.65

(xxii) Certificate Rate                                                6.00000%        6.15000%        5.57625%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                                  Distribution Date: 5/17/99
                                                                                                        Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               2,938,722.22      254,520.02      350,272.60         3,543,514.84
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                      78,128,030.55    6,510,589.08    8,370,940.57        93,009,560.21

(iv)   Collections of Finance Charge Receivables                  9,660,911.70      805,066.07    1,035,107.59        11,501,085.36

(v)    Aggregate Amount of Principal Receivables                                                                  18,471,318,946.69

                                          Investor Interest     650,000,000.00   54,166,000.00   69,643,524.00       773,809,524.00
                                          Adjusted Interest     650,000,000.00   54,166,000.00   69,643,524.00       773,809,524.00

                                                   Series
       Floating Investor Percentage                  4.19%               84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                     4.19%               84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.17%
               30 to 59 days                                                                                                   1.21%
               60 to 89 days                                                                                                   0.84%
               90 or more days                                                                                                 1.78%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    3,178,987.01      264,912.32      340,609.01         3,784,508.35

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                541,666.67       45,138.33       58,036.27           644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         11.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             650,000,000.00   54,166,000.00   69,643,524.00       773,809,524.00

(xiv)  LIBOR                                                                                                                4.92625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            9,119,245.03      759,927.73      977,071.32        10,856,244.09

(xxii) Certificate Rate                                                5.08625%        5.28625%        5.77625%

------------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                                  Distribution Date: 5/17/99
                                                                                                        Period Type: Revolving
Section 5.2 - Supplement                                           Class A          Class B       Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00            0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               2,996,500.00      261,742.15      365,176.55         3,623,418.70
       Deficiency Amounts                                                 0.00            0.00                                 0.00
       Additional Interest                                                0.00            0.00                                 0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                      78,128,030.55    6,510,589.08    8,370,940.57        93,009,560.21

(iv)   Collections of Finance Charge Receivables                  9,660,911.70      805,066.07    1,035,107.59        11,501,085.36

(v)    Aggregate Amount of Principal Receivables                                                                  18,471,318,946.69

                                          Investor Interest     650,000,000.00   54,166,000.00   69,643,524.00       773,809,524.00
                                          Adjusted Interest     650,000,000.00   54,166,000.00   69,643,524.00       773,809,524.00

                                                  Series
       Floating Investor Percentage                 4.19%                84.00%           7.00%           9.00%              100.00%
       Fixed Investor Percentage                    4.19%                84.00%           7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        96.17%
               30 to 59 days                                                                                                   1.21%
               60 to 89 days                                                                                                   0.84%
               90 or more days                                                                                                 1.78%
                                                                                                                  -----------------
                                          Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                    3,178,987.01      264,912.32      340,609.01         3,784,508.35

(viii) Investor Charge-Offs                                               0.00            0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)    Servicing Fee                                                541,666.67       45,138.33       58,036.27           644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         11.97%

(xii)  Reallocated Monthly Principal                                                      0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)             650,000,000.00   54,166,000.00   69,643,524.00       773,809,524.00

(xiv)  LIBOR                                                                                                                4.92625%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                            9,119,245.03      759,927.73      977,071.32        10,856,244.09

(xxii) Certificate Rate                                                5.18625%        5.43625%        6.05867%

------------------------------------------------------------------------------------------------------------------------------------